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                                                                    EXHIBIT 10.1

                 FOURTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

     This Amendment dated as of May 26, 1999 is between Bank of America National Trust and Savings Association (the "Bank") and Williams-Sonoma, Inc. (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Letter of Credit Agreement dated as of June 1, 1997 (as previously amended, the "Agreement").

     B.   The Bank and the Borrower desire to amend the Agreement.


                                   AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

     2.   Amendment. The Agreement is hereby amended as follows:

          2.1 The definition of "Expiration Date" is amended to read as follows:

               "Expiration Date" means May 31, 2000.

          2.2 In Paragraph 2.2 of the Agreement, the amount "Sixty Five Million Dollars ($65,000,000)" is substituted for the amount "Fifty Million Dollars ($50,000,000)."

     3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that the representations and warranties in Article 5 of the Agreement, as applied to the Agreement as amended hereby, are true and correct as of the date of this Amendment as if made on the date of this Amendment.

     4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank.

               (a) Evidence that the execution, delivery, and performance by the Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized;

               (b) A Guarantor Acknowledgment and Consent in the form attached hereto.

     5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.





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         This Amendment is executed as of the date first stated above.



BANK OF AMERICA NATIONAL                  WILLIAMS-SONOMA, INC.
TRUST AND SAVINGS ASSOCIATION


By /s/ HENRY ROGERS                       By JERRY S. B. DRATLER
  ----------------------------              ----------------------------
  Henry Rogers
  Vice President                          Title VP Finance
                                               -------------------------

                                          By DENNIS A. CHANTLAND
                                            ----------------------------

                                          Title Executive VP - CAO
                                               -------------------------



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                            GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT

The undersigned, each a guarantor with respect to the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by the Borrower of the foregoing Fourth Amendment to Letter of Credit Agreement, and (ii) reaffirm and agree that the guaranty to which the undersigned is party is in full force and effect, and guaranties all of the obligations of the Borrower under the Agreement, as amended.

      Dated as of May 26, 1999            WILLIAMS-SONOMA STORES, INC.

                                          By /s/ JERRY S. B. DRATLER
                                            ----------------------------------
                                            Jerry S. B. Dratler
                                            Assistant Secretary


                                          HOLD EVERYTHING, INC.

                                          By /s/ JERRY S. B. DRATLER
                                            ----------------------------------
                                            Jerry S. B. Dratler
                                            Assistant Secretary


                                          CHAMBERS CATALOG
                                          COMPANY, INC.

                                          By /s/ JERRY S. B. DRATLER
                                            ----------------------------------
                                            Jerry S. B. Dratler
                                            Assistant Secretary


                                          GARDENER'S EDEN, INC.

                                          By /s/ JERRY S. B. DRATLER
                                            ----------------------------------
                                            Jerry S. B. Dratler
                                            Assistant Secretary


                                          POTTERY BARN EAST, INC.

                                          By /s/ JERRY S. B. DRATLER
                                            ----------------------------------
                                            Jerry S. B. Dratler
                                            Assistant Secretary


                                          WILLIAMS-SONOMA STORES, LLC

                                          By Williams-Sonoma, Inc., its sole
                                             member

                                          By /s/ JERRY S. B. DRATLER
                                            ----------------------------------
                                            Jerry S. B. Dratler, Its President


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